UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________
FORM 8-K

_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): May 21, 2024
Curis, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-30347	04-3505116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

128 Spring Street, Building C - Suite 500, Lexington, MA 02421
(Address of Principal Executive Offices) (Zip Code)
(617) 503-6500
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CRIS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 below is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2024, Curis, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”), as a virtual web conference at www.virtualshareholdermeeting.com/CRIS2024, at which a quorum was present by proxy.
At the Annual Meeting, the Company’s stockholders approved the Company’s Fifth Amended and Restated 2010 Stock Incentive Plan (the “Fifth Amended and Restated 2010 Plan”) to reserve an additional 942,100 shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”) for issuance under the plan, increasing the total number of shares of Common Stock authorized for issuance thereunder from 1,159,500 shares to 2,101,600 shares. The Fifth Amended and Restated 2010 Plan also increased the per-participant limit to 500,000 shares of Common Stock, increased the limit on the maximum annual compensation payable to non-employee directors to $500,000, and added a clawback provision to confirm that a participant agrees to be bound by any Company clawback policy whether in effect now or in the future.
In addition, the Company’s stockholders approved an amendment to the Company’s Amended and Restated 2010 Employee Stock Purchase Plan, as amended, to increase the number of shares of common stock available for issuance under the plan from 100,000 shares to 500,000 shares (the “Amended and Restated 2010 Employee Stock Purchase Plan, as amended”).
The foregoing description of the Fifth Amended and the Restated 2010 Plan and the Amended and Restated 2010 Employee Stock Purchase Plan, as amended does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Amended and Restated 2010 Plan and the Amended and Restated 2010 Employee Stock Purchase Plan, as amended, which are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively and are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders adopted and approved an amendment to the Company’s Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s capital stock from 27,781,250 to 39,171,875 and the number of authorized shares of the Common Stock from 22,781,250 to 34,171,875 (the “Increase in Authorized Shares Certificate of Amendment”). The additional Common Stock authorized by the Increase in Authorized Shares Certificate of Amendment has rights identical to the Company’s currently outstanding Common Stock. The Company filed the Increase in Authorized Shares Certificate of Amendment, which was effective upon filing, with the Secretary of State of the State of Delaware on May 22, 2024.
The foregoing summary of the Increase in Authorized Shares Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Company’s Restated Certificate of Incorporation, as amended, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on seven proposals, each of which is described in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 10, 2024:

1.The following nominees were elected to the Company’s Board of Directors (the “Board”) as Class I directors for terms of three years expiring at the 2027 annual meeting of stockholders:

Name	For	Withheld	Broker Non-votes
Anne E. Borgman, M.D.	2,328,468	100,435	1,644,248
James E. Dentzer	2,301,631	127,272	1,644,248

2.A nonbinding advisory proposal on the compensation of the Company’s named executive officers was approved:

For	Against	Abstain	Broker Non-votes
2,043,822	245,690	139,391	1,644,248

3.The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified:

For	Against	Abstain
3,840,174	92,056	140,921

4.The Fifth Amended and Restated 2010 Plan was approved:

For	Against	Abstain	Broker Non-votes
1,924,384	333,207	171,312	1,644,248

5.Amendment No. 2 to the Amended and Restated 2010 Employee Stock Purchase Plan was approved:

For	Against	Abstain	Broker Non-votes
1,997,786	260,217	170,900	1,644,248

6.The amendment to the Company’s Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s capital stock from 27,781,250 to 39,171,875 and the number of authorized shares of Common Stock from 22,781,250 to 34,171,875 was adopted and approved:

For	Against	Abstain
2,881,545	1,188,625	2,981

7.The amendment to the Company’s Restated Certificate of Incorporation, as amended, to provide for officer exculpation was not adopted or approved:

For	Against	Abstain	Broker Non-votes
1,884,977	540,580	3,346	1,644,248

Item 8.01. Other Events.

The Company is hereby reporting that as the Company’s leukemia monotherapy studies near completion of enrollment, the Company is focusing its operations on the combination studies in relapsed/refractory primary CNS lymphoma (with ibrutinib) and front-line acute myeloid leukemia (with azacitidine and venetoclax), and the ongoing investigator-sponsored studies in solid tumors. Accordingly, on May 21, 2024, the Board approved and the Company initiated a plan to streamline operations. The Company intends to complete the planned enrollment in its monotherapy trials and deprioritize efforts not associated with ongoing combination studies, including an approximate 30% reduction in the Company’s workforce. The Company does not expect these actions will have a significant impact on costs in 2024, but expects to see a reduction of costs associated with these measures in 2025. The Company’s cash runway continues to support operations into 2025.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including, without limitation, any statements with respect to Curis’s cash runaway; the extent, timing and financial aspects of the strategic prioritization and reduction in workforce and the expected reduction of associated costs in 2025; and Curis's plans, strategies and objectives for emavusertib, its clinical trials and studies. Forward-looking statements may contain the words "believes," "expects," "anticipates," "plans," "intends," "seeks," "estimates," "assumes," "predicts," "projects," "targets," "will," "may," "would," "could," "should," "continue," "potential," "focus," "strategy," "mission," or similar expressions. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other important factors that may cause actual results to be materially different from those indicated by such forward-looking statements. The timing of and actual expenses incurred in connection with the strategic prioritization and reduction in workforce, may be materially higher than Curis currently estimates. The savings that may result from the strategic prioritization and reduction in workforce may be materially less than Curis currently expects. Curis may experience adverse results, delays and/or failures in its drug development programs and may not be able to successfully advance the development of its drug candidates in the time frames it projects, if at all. Curis's drug candidates may cause unexpected toxicities, fail to demonstrate sufficient safety and efficacy in clinical studies and/or may never achieve the requisite regulatory approvals needed for commercialization. Favorable results seen in preclinical studies and early clinical trials of Curis's drug candidates may not be replicated in later trials. Curis depends heavily on the success of emavusertib and any delays in the development of emavusertib could have a material adverse effect on its business. There can be no guarantee that the collaboration agreement with Aurigene will continue for its full term, or the CRADA with NCI, that Curis or its collaborators will each maintain the financial and other resources necessary to continue financing its portion of the research, development and commercialization costs, or that the parties will successfully discover, develop or commercialize drug candidates under the collaboration. Regulatory authorities may determine to delay or restrict Genentech's and/or Roche's ability to continue to commercialize Erivedge in basal cell carcinoma. Competing drugs may be developed that are superior to Erivedge. In connection with its agreement with Oberland Capital, Curis faces risks relating to the transfer and encumbrance of certain royalty and royalty-related payments on commercial sales of Erivedge, including the risk that, in the event of a default by Curis or its wholly-owned subsidiary, Curis could lose all retained rights to future royalty and royalty-related payments, Curis could be required to repurchase such future royalty and royalty-related payments at a price that is a multiple of the payments it has received, and its ability to enter into future arrangements may be inhibited, all of which could have a material adverse effect on its business, financial condition and stock price. Curis will require substantial additional capital to fund its business. Based on its available cash resources, it does not have sufficient cash on hand to support current operations within the next 12 months from the date of this Current Report on Form 8-K. If it is not able to obtain sufficient funding, it will be forced to delay, reduce in scope or eliminate its development of emavusertib, including related clinical trials and operating expenses, potentially delaying the time to market for, or preventing the marketing of, emavusertib, which could adversely affect its business prospects and its ability to continue operations, and would have a negative impact on its financial condition and its ability to pursue its business strategies. Curis faces substantial competition. Curis and its collaborators face the risk of potential adverse decisions made by the FDA and other regulatory authorities, investigational review boards, and publication review bodies. Curis may not obtain or maintain necessary patent protection and could become involved in expensive and time-consuming patent litigation and interference proceedings. Unstable market and economic conditions, natural disasters, public health crises, political crises and other events outside of Curis's control could significantly disrupt its operations or the operations of third parties on which Curis depends and could adversely impact Curis's operating results and its ability to raise capital. Other important factors that may cause or contribute to actual results being materially different from those indicated by forward-looking statements include the factors set forth under the captions "Risk Factor Summary" and "Risk Factors" in our most recent Form 10-K and Form 10-Q, and the factors that are discussed in other filings that we periodically make with the Securities and Exchange Commission. In addition, any forward-looking statements represent the views of Curis only as of today and should not be relied upon as representing Curis's views as of any subsequent date. Curis disclaims any intention or obligation to update any of the forward-looking statements after the date of this Current Report on Form 8-K whether as a result of new information, future events or otherwise, except as may be required by law.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Restated Certificate of Incorporation of Curis, Inc., as amended
99.1	Fifth Amended and Restated 2010 Stock Incentive Plan
99.2	Amended and Restated 2010 Employee Stock Purchase Plan, as amended
104	Cover Page Interactive Data File (embedded within the InLine XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Curis, Inc.

Date:	May 23, 2024	By:	/s/ Diantha Duvall
Diantha Duvall
Chief Financial Officer